                         TRANSAMERICA IDEX MUTUAL FUNDS
                          (FORMERLY IDEX MUTUAL FUNDS)

                                 CLASS I SHARES

                         TA IDEX PIMCO REAL RETURN TIPS
                      TA IDEX T. ROWE PRICE HEALTH SCIENCES
                     TA IDEX TRANSAMERICA CONSERVATIVE HIGH-
                                   YIELD BOND
                      TA IDEX TRANSAMERICA FLEXIBLE INCOME
                      (FORMERLY IDEX JANUS FLEXIBLE INCOME)

                     NOTE: EACH SERIES OF TRANSAMERICA IDEX
                  MUTUAL FUNDS HAS CHANGED ITS NAME TO INCLUDE
                   "TA" AT THE BEGINNING. ACCORDINGLY, HEREIN
                     THROUGHOUT THIS STATEMENT OF ADDITIONAL
                 INFORMATION, EACH FUND WILL BE KNOWN AS STATED
                               IN THE ABOVE LIST.

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 8, 2004

                 TRANSAMERICA IDEX MUTUAL FUNDS (CLASS I SHARES)
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The funds listed above are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX T. Rowe Price Health Sciences, TA IDEX Great Companies -- Technology(SM), TA IDEX Clarion Real Estate Securities and TA IDEX PIMCO Real Return TIPS are diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated November 8, 2004, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual and Semi-Annual Reports to shareholders are incorporated by reference into this SAI.

PLEASE NOTE: Class I shares are currently offered to the following strategic asset allocation funds of AEGON/Transamerica Series Fund, Inc. ("ATSF"): ATSF Asset Allocation - Conservative Portfolio, ATSF Asset Allocation - Growth Portfolio, ATSF Asset Allocation - Moderate Growth Portfolio and ATSF Asset Allocation - Moderate Portfolio.

ISF 00065-_____ISH

                                TABLE OF CONTENTS

                                                                                                   Page
INVESTMENT OBJECTIVES...........................................................................      1
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES.................................................      1
     Investment Restrictions of TA IDEX PIMCO Real Return TIPS .................................      2
     Investment Restrictions of TA IDEX T. Rowe Price Health Sciences ..........................      3
     Investment Restrictions of TA IDEX Transamerica Conservative High-Yield Bond ..............      4
     Investment Restrictions of TA IDEX Transamerica Flexible Income (formerly IDEX Janus
          Flexible Income) .....................................................................      6
OTHER POLICIES AND PRACTICES OF THE FUNDS ......................................................      7
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS ..............................................      7
     Options on Securities and Indexes .........................................................      7
     Options on Foreign Currencies .............................................................      9
     Futures Contracts and Options thereon......................................................     10
     Forward Contracts .........................................................................     10
     Swaps and Swap-Related Products ...........................................................     11
     Credit Default Swaps ......................................................................     12
     Exchange-Traded Funds ("ETFs") ............................................................     12
     Euro Instruments ..........................................................................     12
     Special Investment Considerations and Risks ...............................................     12
     Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign
         Instruments ...........................................................................     13
FOREIGN INVESTMENTS ............................................................................     14
      Sovereign Debt Securities (TA IDEX PIMCO Real Return TIPS)................................     15
      Emerging Markets (TA IDEX PIMCO Real Return TIPS).........................................     15
OTHER INVESTMENT COMPANIES .....................................................................     16
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES ................................     16
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES ............................................     16
MORTGAGE-RELATED SECURITIES ....................................................................     17
INCOME PRODUCING SECURITIES ....................................................................     18
LENDING OF FUND SECURITIES .....................................................................     19
ILLIQUID AND RESTRICTED/144A SECURITIES ........................................................     19
MUNICIPAL OBLIGATIONS ..........................................................................     20
            Municipal Bonds ....................................................................     20
            Municipal Notes ....................................................................     20
            Municipal Commercial Paper .........................................................     20
            Variable Rate Obligations ..........................................................     20
            Municipal Lease Obligations ........................................................     20
LOAN PARTICIPATIONS ............................................................................     20
EQUITY EQUIVALENTS .............................................................................     21
EVENT-LINKED BONDS (TA IDEX PIMCO Real Return TIPS).............................................     21
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS ...................................................     21
PASS-THROUGH SECURITIES ........................................................................     22
HIGH-YIELD/HIGH-RISK BONDS .....................................................................     22
            Valuation Risks ....................................................................     22
            Liquidity Risks ....................................................................     22
WARRANTS AND RIGHTS ............................................................................     23
U.S. GOVERNMENT SECURITIES .....................................................................     23
TEMPORARY DEFENSIVE POSITION ...................................................................     23
MONEY MARKET RESERVES (TA IDEX T. Rowe Price Health Sciences)...................................     23
OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST .................................................     23
PORTFOLIO TURNOVER RATE ........................................................................     25
INVESTMENT ADVISORY AND OTHER SERVICES .........................................................     25
DISTRIBUTOR ....................................................................................     29
ADMINISTRATIVE SERVICES ........................................................................     29
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES .................................................     30
FUND TRANSACTIONS AND BROKERAGE ................................................................     30

TRUSTEES AND OFFICERS ..........................................................................     33
NET ASSET VALUE DETERMINATION...................................................................     37
PURCHASE OF SHARES .............................................................................     37
REDEMPTION OF SHARES ...........................................................................     37
TAXES ..........................................................................................     38
PRINCIPAL SHAREHOLDERS .........................................................................     41
MISCELLANEOUS ..................................................................................     49
     Organization ..............................................................................     49
     Shares of Beneficial Interest .............................................................     49
     Independent Registered Certified Public Accounting Firm ...................................     49
     Codes of Ethics ...........................................................................     49
     Proxy Voting Policies and Procedures ......................................................     50
     Registration Statement ....................................................................     50
PERFORMANCE INFORMATION ........................................................................     50
FINANCIAL STATEMENTS ...........................................................................     54
Appendix A .....................................................................................     55

                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of Transamerica IDEX, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions that as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy.

INVESTMENT RESTRICTIONS OF TA IDEX PIMCO REAL RETURN TIPS

TA IDEX PIMCO Real Return TIPS may not, as a matter of fundamental policy:

      1. With respect to 50% of the fund's total assets, purchase the securities of any one issuer (other than government securities and its agencies as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. There shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts.

      (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (F) The fund may not invest for purposes of exercising control or management.

      (G) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX T. ROWE PRICE HEALTH SCIENCES

TA IDEX T. Rowe Price Health Sciences may not, as a matter of fundamental policy:

      1. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      2. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

      3. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

      4. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

      5. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

      (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

      (B) The fund may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

      (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (D) The fund may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

      (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs.

      (F) The fund may not invest in other investment companies except as permitted under the 1940 Act.

      (G) The fund may not invest for purposes of exercising control or management.

      (H) The fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

      (I) The fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's net assets exceed $40,000,000.

      (J) The fund may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

      (K) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

TA IDEX Transamerica Conservative High-Yield Bond may not, as a matter of fundamental policy:

      1. Borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within 3 business days to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding.

      2. Pledge assets, except that the fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with paragraph 1 above. Initial margin deposits under interest rate futures contracts, which are made to guarantee the fund's performance under such contracts, shall not be deemed a pledging of fund assets for the purpose of this investment restriction. As a matter of non-fundamental operating policy, in order to permit the sale of shares of the fund under certain state laws, the fund will not pledge its assets in excess of an amount equal to 10% of its net assets unless such state restrictions are changed.

      3. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      4. Purchase the securities (other than government securities) of any issuer if, as a result, more than 5% of the fund's total assets would be invested in the securities of such issuer, provided that up to 25% of the fund's total net assets may be invested without regard to this 5% limitation and in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of total fund assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation.

      5. Invest in mineral leases.

      6. Invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

      8. Underwrite any issue of securities, except to the extent the fund may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the fund may purchase securities directly from the issuers thereof for investment in accordance with the fund's investment objective and policies.

      9. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell interest rate futures contracts for hedging purposes as set forth in the prospectus.

      10. Purchase securities on margin or sell "short," but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (Initial and maintenance margin deposits and payment with respect to interest rate futures contracts are not considered the purchase of securities on margin).

      11. Purchase or retain the securities of any issuer, if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

      12. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company.

      13. Make loans, except to the extent the purchase of notes, bonds, bankers' acceptances or other evidence of indebtedness or the entry into repurchase agreements or deposits (including time deposits and certificates of deposit) with banks may be considered loans.

      14. Purchase or hold any real estate or mortgage loans thereon, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein.

      15. Purchase the securities (other than government securities) of any issuer if, as a result, the fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer; for this purpose, all debt obligations of an issuer, and all shares of stock of an issuer other than common stock, are treated as a single class of securities.

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) Write or purchase put, call, straddle or spread options, or combinations thereof.

      (B) Invest more than 10% of its net assets in illiquid securities;

      (C) Invest in real estate limited partnerships;

      (D) Invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

      (E) Purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund's net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund's net assets, (b) which are not for hedging purposes only, or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the Commodity Futures Trading Commission ("CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the fund's shares have been qualified for public offering.

      (F) Invest in companies for the purpose of exercising control.

      (G) Invest in oil, gas or other mineral exploration or development programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

      (H) Under normal circumstances, the fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the fund's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF TA IDEX TRANSAMERICA FLEXIBLE INCOME

The fund may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer; All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

      2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund.

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

As a fundamental policy governing concentration, the fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

Furthermore, each fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

      (B) A fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

      (C) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

      (D) A fund may not purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      (E) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such Rule,
Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act.

      (F) A fund may not invest in companies for the purpose of exercising control or management.

      (G) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

      (H) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the funds may own debt or equity securities of companies engaged in those businesses. In making all investments for TA IDEX Transamerica Flexible Income, the sub-adviser will emphasize economic or financial factors or circumstances of the issuer, rather than opportunities for short-term arbitrage.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

                    OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDEXES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than TA IDEX Transamerica Conservative High-Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. TA IDEX Transamerica Conservative High-Yield Bond and TA IDEX PIMCO Real Return TIPS may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

If the notional value of a fund's non-hedge contracts exceeds 100% of its total assets, the fund will not purchase or sell a futures contract unless immediately following such sale or purchase the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of the its net assets. If the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes exceeds 5% of the its net assets, the notional value of a fund's non-hedge contracts will not exceed 100% of the liquidation value of the fund's portfolio securities. Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies know as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.

EURO INSTRUMENTS. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

SOVEREIGN DEBT SECURITIES (TA IDEX PIMCO REAL RETURN TIPS): TA IDEX PIMCO Real Return TIPS may invest in securities issued or guaranteed by any country and denominated in any currency. The funds expect to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The funds will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS (TA IDEX PIMCO REAL RETURN TIPS). Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

A fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

OTHER INVESTMENT COMPANIES

A fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. TA IDEX Transamerica Flexible Income and TA IDEX PIMCO Total Return may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

TA IDEX PIMCO Real Return TIPS may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMSBs"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

INCOME PRODUCING SECURITIES

TA IDEX Transamerica Flexible Income and TA IDEX PIMCO Real Return TIPS focus their investments in income-producing securities.

TA IDEX Transamerica Flexible Income and TA IDEX PIMCO Real Return TIPS will purchase defaulted securities only when the respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

      Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

      Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

      Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income producing securities that the funds may purchase include, but are not limited to, the following:

      Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

      Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

      Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

      Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The funds will not invest more than 5% of their respective assets in inverse floaters.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The funds must receive 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Trustees has authorized each fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the fund's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

The funds may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities that normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOAN PARTICIPATIONS

A fund may purchase participations in commercial loans, including loan assignments. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. A fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which the fund might invest.

EVENT-LINKED BONDS (TA IDEX PIMCO REAL RETURN TIPS)

The fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. Reverse repurchase agreements are also subject to the applicable restrictions regarding senior securities. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees. In addition, the funds currently intend to invest primarily in repurchase agreements collateralized by cash, U.S. government securities, or money market instruments whose value equals at least 100% of the repurchase price, marked-to-market daily.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy and that have been reviewed by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are more fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the funds.

HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

MONEY MARKET RESERVES  (TA IDEX T. ROWE PRICE HEALTH SCIENCES)

It is expected that this fund will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. To that end, the RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating from at least one Nationally Recognized Statistical Rating Organization. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the funds. While the RIF does not pay an advisory fee to the investment manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in the RIF or GRIF to the extent it is consistent with their objectives and programs and the terms of the Exemptive Order issued by the SEC.

The RIF and GRIF are not insured or guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Investing in these securities may result in duplication of certain fees and expenses.

OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

PREFERRED STOCKS. Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. TA IDEX Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with AEGON Transamerica Fund Advisers, Inc. ("ATFA"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA supervises each respective fund's investments and conducts its investment program.

ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA Holding Company (22%) ("AUSA"), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

INVESTMENT ADVISER COMPENSATION

ATFA receives annual compensation from each fund in the form of a percentage of the fund's average daily net assets. The table below lists those percentages by fund.

Fund                                                         Percentage of Average Daily Net Assets
----                                                         --------------------------------------
TA IDEX PIMCO Real Return TIPS                             0.70%

TA IDEX T. Rowe Price Health Sciences                      1.00% of the first $500 million
                                                           0.95% in excess of $500 million

TA IDEX Transamerica Conservative High Yield Bond          0.60%

TA IDEX Transamerica Flexible Income                       0.80% of the first $100 million
                                                           0.775% over $100 million up to $250 million
                                                           0.675% in excess of $250 million

ADVISORY AGREEMENT

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement provides that ATFA will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and (iii) be responsible for the administration of each fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, ATFA or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that ATFA shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of ATFA in the performance of its duties thereunder.

The Advisory Agreement became effective as follows:

FUND                                                        EFFECTIVE DATE
-------------------------------------------------           --------------
TA IDEX PIMCO Real Return TIPS                              March 1, 2003
TA IDEX T. Rowe Price Health Sciences                       March 1, 2002
TA IDEX Transamerica Conservative High-Yield Bond           April 22, 1992
TA IDEX Transamerica Flexible Income                        June 25, 1998

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or ATFA, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE REIMBURSEMENT

ATFA has entered into an expense limitation agreement with Transamerica IDEX on behalf of each applicable fund, pursuant to which ATFA has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap) in the fund's then-current SAI. Transamerica IDEX, on behalf of an applicable fund, will at a later date reimburse ATFA for operation expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund's expense ratio does not exceed the expense cap. The agreement, as amended, continues automatically for one-year terms unless ATFA provides written notice to Transamerica IDEX at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by Transamerica IDEX, without payment of any penalty, upon ninety
(90) days' prior written notice to ATFA. The funds currently included in the Expense Reimbursement Agreement are listed as follows:

      TA IDEX PIMCO Real Return TIPS
      TA IDEX T. Rowe Price Health Sciences
      TA IDEX Transamerica Flexible Income

The applicable expense caps for each of the funds are listed in the following table.

FUND                                                      EXPENSE CAP
-------------------------------------------------         -----------
TA IDEX PIMCO Real Return TIPS                              1.00%
TA IDEX T. Rowe Price Health Sciences                       1.30%
TA IDEX Transamerica Conservative High-Yield Bond           0.80%
TA IDEX Transamerica Flexible Income                        1.00%

                                                                ADVISORY FEE AFTER REIMBURSEMENT      ADVISORY FEE REIMBURSEMENTS
                                                             --------------------------------------  ------------------------------
                                                                            OCTOBER 31                           OCTOBER 31
                                                             --------------------------------------  ------------------------------
                  FUND                                           2003          2002          2001        2003      2002       2001
--------------------------------------------------           ------------  -----------    ---------  ---------   ---------   ------
TA IDEX PIMCO Real Return TIPS (1)                           $     54,432          N/A          N/A  $  63,384         N/A     N/A
TA IDEX T. Rowe Price Health Sciences                        $    189,603  $  (103,887)         N/A  $  59,564   $ 122,055     N/A
TA IDEX Transamerica Conservative High-Yield Bond            $  1,081,893  $   617,539    $ 505,743  $       -   $       -   $   -
TA IDEX Transamerica Flexible Income (2)                     $  1,641,352  $   959,127    $ 594,150  $       -   $       -   $   -

------------
(1)   Since inception on March 1, 2003.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

SUB-ADVISERS

AEGON USA Investment Management, LLC ("AUIM"), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to TA IDEX Transamerica Conservative High-Yield Bond pursuant to a sub-advisory agreement with ATFA.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS pursuant to sub-advisory agreements with ATFA.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX T. Rowe Price Health Sciences pursuant to a sub-advisory agreement with ATFA.

Transamerica Investment Management, LLC ("TIM"), 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Balanced, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Money Market and TA IDEX Transamerica Convertible Securities pursuant to a sub-advisory agreement with ATFA.

The sub-advisers also serve as sub-advisers to certain portfolios of AEGON/Transamerica Series Fund, Inc. ("ATSF"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

                 Fund                                  Sub-Adviser                           Sub-Advisory Fee
-------------------------------------------------     -------------    -------------------------------------------------------------
TA IDEX PIMCO Real Return TIPS                            PIMCO        0.25% of average daily net assets.

TA IDEX T. Rowe Price Health Sciences                 T. Rowe Price    0.60% of the first $500 million of average daily net
                                                                       assets; 0.55% of average daily net assets in excess of
                                                                       $500 million (T. Rowe Price has agreed to a voluntary
                                                                       fee waiver based on the combined average daily net
                                                                       assets of TA IDEX T. Rowe Price Health Sciences, TA
                                                                       IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price
                                                                       Tax-Efficient Growth, ATSF T. Rowe Price Equity
                                                                       Income, ATSF T. Rowe Price Growth Stock and ATSF T.
                                                                       Rowe Price Small Cap as follows: assets between $750
                                                                       million and $1.5 billion: 5% fee reduction; assets
                                                                       between $1.5 billion and $3 billion: 7.5% fee
                                                                       reduction; assets above $3 billion: 10.0% fee
                                                                       reduction. The reduction in fees is split evenly
                                                                       between shareholders and ATFA.)

TA IDEX Transamerica Conservative High-Yield Bond          AUIM        50% of the fees received by ATFA, less 50% of any
                                                                       amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Flexible Income                       TIM         0.30% of the first $250 million of average daily net
                                                                       assets; 0.25% of the fund's average daily net assets
                                                                       over $250 million, less 50% of any amount reimbursed
                                                                       pursuant to the fund's expense limitation.

                             SUB-ADVISORY FEES PAID
                            (NET OF FEES REIMBURSED)

                                                                           OCTOBER 31
                                                            --------------------------------------------
FUND                                                              2003         2002             2001
-------------------------------------------------           ------------    ----------     -------------
TA IDEX PIMCO Real Return TIPS (1)                          $     37,598           N/A               N/A
TA IDEX T. Rowe Price Health Sciences                       $    123,114    $   10,733               N/A
TA IDEX Transamerica Conservative High-Yield Bond           $    539,081    $  308,769     $     252,871
TA IDEX Transamerica Flexible Income (2)                    $    828,099    $  493,667     $     300,494

-----------
(1)   Since inception on March 1, 2003.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory Agreement and each agreement between ATFA and a sub-adviser (each a "Sub-Advisory Agreement" and collectively the "Sub-Advisory Agreements") were last approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party ("Independent Trustees")) at meetings held on October 6, 2004.

In connection with its deliberations relating to the approval of the Advisory Agreement and each Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered information that had been provided by ATFA and the sub-advisers to the funds that engage them. In considering the Advisory Agreement and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Advisory Agreement included, but were not limited to, the following: (1) the performance of each fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ATFA to the funds; (3) the fairness of the compensation under the Advisory Agreement in light of the services provided to the funds; (4) the profitability to ATFA from the Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ATFA, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure to support the funds' operations; (6) the expenses borne by the funds and a comparison of each fund's fees and expenses to those of a peer group of funds; and (7) ATFA's compliance capabilities and efforts on behalf of each fund.

In considering the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identity any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of each fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the fund. With respect to funds that had relatively poor performance in relation to a peer group of funds, the Independent Trustee considered the reasons given by management and the actions undertaken, or contemplated, by management to improve such performance.

The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to, the following: (1) the performance of the funds; (2) the nature and quality of the services provided by the sub-advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each sub-adviser; and (5) the costs for the services of the sub-adviser. The Board of Trustees also considered the advisory fee retained by ATFA for its services to sub-advised funds.

In reviewing the terms of each Advisory Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustee were represented by independent legal counsel. Based upon its review, the Board of Trustees determined that the Advisory Agreement and the Sub-Advisory Agreement are in the best interests of the funds and their shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, including the unanimous vote of the Independent Trustees, approved the Advisory Agreements and Sub-Advisory Agreements.

                         DISTRIBUTOR

Effective March 1, 2001, Transamerica IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the funds. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

                   UNDERWRITING COMMISSION

                                                                   COMMISSIONS RECEIVED                  COMMISSIONS RETAINED
                                                                   FOR THE PERIOD ENDED                  FOR THE PERIOD ENDED
                                                          --------------------------------------   ---------------------------------
                                                                         OCTOBER 31                            OCTOBER 31
                                                          --------------------------------------   ---------------------------------
                      FUND                                   2003          2002          2001        2003        2002         2001
-------------------------------------------------         ----------    -----------   ----------   ---------  ----------   ---------
TA IDEX PIMCO Real Return TIPS (1)                        $   12,182            N/A          N/A   $   2,060         N/A         N/A
TA IDEX T. Rowe Price Health Sciences                     $   24,272         10,755          N/A   $   3,510       9,795         N/A
TA IDEX Transamerica Conservative High-Yield Bond         $  286,578    $   215,148   $  228,037   $   8,824  $   30,333   $  30,672
TA IDEX Transamerica Flexible Income (2)                  $  305,116    $   277,579   $  274,892   $  30,950  $   37,094   $  29,899


For the Period Ended October 31, 2003:

                                                             NET UNDERWRITING     COMPENSATION
                                                               DISCOUNTS AND     ON REDEMPTIONS   BROKERAGE         OTHER
                                                                COMMISSIONS       & REPURCHASES   COMMISSIONS    COMPENSATION
TA IDEX PIMCO Real Return TIPS (1)                        $         2,060       $         6,388     $    -       $      36,596
TA IDEX T. Rowe Price Health Sciences                     $         3,510       $         3,522     $    -       $      39,164
TA IDEX Transamerica Conservative High Yield Bond         $         8,824       $       262,245     $    -       $     612,653
TA IDEX Transamerica Flexible Income(2)                   $        30,950       $       324,658     $    -       $     822,924

--------------
(1)   Since inception on March 1, 2003.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

                             ADMINISTRATIVE SERVICES

ATFA is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with ATFA. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with AEGON/Transamerica Fund Services, Inc. ("ATFS") on behalf of each fund. Under the Administrative Agreement, ATFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions.

The administrative duties of ATFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The Funds paid the following administrative expenses for the fiscal years October 31, 2003, 2002 and 2001.

                              ADMINISTRATIVE FEES*

FUND                                                         2003            2002          2001
-------------------------------------------------         ----------       --------   --------------
TA IDEX PIMCO Real Return TIPS (1)                        $   28,115            N/A              N/A
TA IDEX T. Rowe Price Health Sciences                     $   31,300       $  9,333              N/A
TA IDEX Transamerica Conservative High-Yield Bond         $   31,800       $  9,333   $     (155,048)
TA IDEX Transamerica Flexible Income (2)                  $   30,300       $ 10,333   $   (5,516,910)

------------

* The basis for presentation of adminstrative fees in prior years was Advisory Fees less reimbursements and sub-advisor compensation. This basis is not comparable to current period due to an agreement entered into with ATFS effective July 1, 2002. In the agreement, ATFS agreed to provide fund adminstration services. The funds are provided these services at a cost for which ATFS is reimbursed monthly.

(1)   Since inception on March 1, 2003.
(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

AEGON/Transamerica Investor Services, Inc. ("ATIS"), P. O. Box 9015, Clearwater, Florida 33758-9015, is the transfer agent for each fund, withholding agent and dividend disbursing agent. ATIS is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of ATFA. Each fund pays the transfer agent an annual per-account charge of $20.00 for each Open Account and $1.63 for each Closed Account. There is no new account charge.

Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 65105 (for overnight mail).

IBT is a provider of data processing and recordkeeping services for the Transamerica IDEX transfer agent. Each fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 2003, 2002 and 2001.

                              TRANSFER AGENCY FEES

                                                             FEES AND EXPENSES NET OF BROKERAGE
                                                               CREDITS FOR THE PERIOD ENDED
                                                          ------------------------------------------
                                                                          OCTOBER 31
FUND                                                         2003            2002            2001
-------------------------------------------------         -----------     ----------     -----------
TA IDEX PIMCO Real Return TIPS (1)                        $    33,930            N/A             N/A
TA IDEX T. Rowe Price Health Sciences                     $    30,640     $   16,915             N/A
TA IDEX Transamerica Conservative High-Yield Bond         $   250,467     $  234,885     $   177,680
TA IDEX Transamerica Flexible Income (2)                  $   355,847     $  246,840     $   139,785

(1)   Since inception on March 1, 2003.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all fund transactions. The Investment Advisory Agreement and Investment Counsel Agreement/Sub-

Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser may consider a number of factors, including but not limited to:

      The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

      The nature of the security being traded;

      The size and type of the transaction;

      The nature and character of the markets for the security to be purchased or sold;

      The desired timing of the trade;

      The activity existing and expected in the market for the particular security;

      The quality of the execution, clearance and settlement services; Financial stability;

      The existence of actual or apparent operational problems of any broker or dealer; and

      Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

      Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

      Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

      Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

      Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may also consider the sale or recommendation of a fund's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with brokers or dealers, a sub-adviser will seek the best execution of each transaction, and all such brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of ATFA, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with ATFA's usual commission rate policies and practices, may place portfolio transaction of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund.

BROKERAGE                                                                           TA IDEX
COMMISSIONS PAID                                                TA IDEX           TRANSAMERICA             TA IDEX
(INCLUDING AFFILIATED               TA IDEX PIMCO REAL        T. ROWE PRICE     CONSERVATIVE HIGH-       TRANSAMERICA
BROKERAGE)                          RETURN TIPS(1)           HEALTH SCIENCES        YIELD BOND        FLEXIBLE INCOME(2)
--------------------------          ------------------       ---------------    ------------------    ------------------
October 31, 2003                       $       64             $      95,604       $          410       $        1,153

October 31, 2002                              N/A             $       9,036       $            0       $    1,711,623

October 31, 2001                              N/A                       N/A       $            0       $    1,201,994

AFFILIATED BROKERAGE PAID

October 31, 2003                       $        0             $           0       $            0       $            0

October 31, 2002                       $        0             $           0       $            0       $            0

October 31, 2001                              N/A                       N/A       $            0       $            0

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2003.

                                                                          TA IDEX TRANSAMERICA
                                        TA IDEX T. ROWE PRICE HEALTH     CONSERVATIVE HIGH-YIELD     TA IDEX TRANSAMERICA
TA IDEX PIMCO REAL RETURN TIPS (1)                 SCIENCES                       BOND               FLEXIBLE INCOME (2)
----------------------------------      ----------------------------     -----------------------     --------------------
                $0
                                                     ----                          --                            --
                                                     $140                          $0                            $0
                                                     ----                          --                            --

(1)   Since inception on March 1, 2003.

(2) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. The Fund Complex currently consists of Transamerica IDEX, ATSF, Transamerica Income Shares, Inc. ("TIS") and Transamerica Index Funds, Inc. ("TIF"), and consists of 77 funds/portfolios.

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, or his or her term as a Trustee is terminated in accordance with the fund's by-laws. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

                                            TERM OF
                                             OFFICE                                                      NUMBER OF
                                              AND                                                        FUNDS IN      OTHER
                             POSITION(S)    LENGTH OF                                                     COMPLEX    DIRECTORSHIPS
                             HELD WITH        TIME          PRINCIPAL OCCUPATION(S) DURING                OVERSEEN     HELD BY
NAME, ADDRESS AND AGE           FUND*        SERVED                PAST 5 YEARS                          BY TRUSTEE    DIRECTOR
---------------------        ----------     ---------       -------------------------------             -----------  --------------

INTERESTED TRUSTEES

Thomas P. O'Neill (1)       Trustee          Indefinite**   President, AEGON Financial Services            76           N/A
1111 North Charles Street                    2003-present   Group, Inc., Financial Institution
Baltimore, MD 21201-5574                                    Division; Director, AEGON/Transamerica
(DOB 3/11/58)                                               Series Fund, Inc. (ATSF); Director,
                                                            Transamerica Income Shares, Inc. (TIS);
                                                            Director, National Aquarium of Baltimore

Brian C. Scott (1)          Trustee,         Indefinite**   Director, President and Chief Executive        77           N/A
(DOB 9/29/43)*              President &      Trustee        Officer, ATSF; TIS; President &
                            Chief Exec-      2003-present   Director, TIF; Manager, TIM; President,
                            utive Officer    President,     Director & Chief Executive Officer,
                                             CEO 2002-      ATFA, ATIS & ATFS; Chief Executive
                                             present        Officer, Transamerica Investors, Inc.
                                                            (TII); Director, President & CEO,
                                                            Endeavor Management Co. (2001-2002)

(1) May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.

INDEPENDENT TRUSTEES

Peter R. Brown              Chairman, Trustee    Indefinite**        Chairman & Director, ATSF, TIS & TIF;        77    N/A
11180 6th Street East                            1986-present        Rear Admiral (Ret.) U.S. Navy Reserve,
Treasure Island, FL 33706                                            Civil Engineer Corps; Chairman of the
(DOB 5/10/28)                                                        Board, Peter Brown Construction Company
                                                                     (1963- 2000)

Charles C. Harris           Trustee              Indefinite**        Director, ATSF& TIS                          76    N/A
2840 West Bay Drive, #215                        1994 -  present
Belleair Bluffs, FL  33770
(DOB 1/15/30)

Russell A. Kimball, Jr.     Trustee              Indefinite**2002 -  Director, ATSF & TIS; General Manager,       76   N/A
1160 Gulf Boulevard                              present             Sheraton Sand Key Resort(1975 - present)
Clearwater Beach, FL 33767
(DOB 8/17/44)

William W. Short, Jr.       Trustee              Indefinite**1986-   Director, ATSF & TIS; Retired Corporate      76   N/A
7882 Lantana Creek Road                          present             CEO and Chairman of the Board, Shorts, Inc.
Largo, FL 33777
(DOB 2/25/36)

Daniel Calabria             Trustee        Indefinite**1996 -  Director, ATSF & TIS; Trustee               76     N/A
7068 S. Shore Drive S.                     present             (1993-present) & President(1993-1995),
South Pasadena, FL 33707                                       Florida Tax Free Funds
(DOB 3/05/36)

Janice B. Case              Trustee        Indefinite**2002-   Director, ATSF & TIS; Director, Central      76    Central Vermont
205 Palm Island NW                         present             Vermont Public Service Co. (Audit                  Public Service
Clearwater, FL 33767                                           Committee); Director, Western                      Co.
(DOB 9/27/52)                                                  Electricity Coordinating Council
                                                               (Chairman, Human Resources and
                                                               Compensation Committee); Senior Vice
                                                               President (1996-2000), Vice President
                                                               (1990-1996), Director of Customer
                                                               Service & Marketing (1987-1990), Florida
                                                               Power Corporation

Jack E. Zimmerman           Trustee        Indefinite**        Former Director, Regional Marketing of       31    N/A
6778 Rosezita Lane                         1986-present        Marietta Corporation & Director of
Dayton, OH 45459                                               Strategic Planning, Martin Marietta
(DOB 2/3/28)                                                   Baltimore Aerospace.

Leo J. Hill                 Trustee        Indefinite**2002    Director, ATSF & TIS; Owner & President,     76    N/A
2201 N. Main St.                           -presen             Prestige Automotive Group (2001 -
Gainesville, FL 32609                                          present); Market President (1997-1998),
(DOB 3/27/56)                                                  NationsBank; President & CEO
                                                              (1994-1998), Barnett Bank of the
                                                               Treasure Coast, FL

      OFFICERS*

                                                        TERM OF OFFICE***
                                                        AND LENGTH OF TIME       PRINCIPAL OCCUPATION(S) OR
NAME, AGE AND ADDRESS       POSITION HELD WITH FUND          SERVED              EMPLOYMENT DURING PAST 5 YEARS
---------------------       -----------------------          ------              ------------------------------
John K. Carter              Senior Vice                1999 - present         General Counsel, Sr. Vice President,
(DOB 4/24/61)               President, General                                Secretary & Chief Compliance Officer,
                            Counsel, Secretary &                              ATSF, TIF & TIS; Vice President & Senior
                            Chief Compliance Officer                          Counsel, Western Reserve Life Assurance
                                                                              Co. of Ohio ("WRL"); Director, General
                                                                              Counsel, Sr. Vice President & Secretary,
                                                                              ATFA, ATIS & ATFS; Vice President, AFSG;
                                                                              Vice President, Secretary & Anti-Money
                                                                              Laundering Officer, TII; Vice President,
                                                                              TIM; Vice President & Counsel
                                                                              (1997-1999), Salomon Smith Barney

Kim D. Day                  Senior Vice President,     2002 - present         Senior Vice President, Treasurer & Chief
(DOB 8/2/55)                Treasurer & Chief Fin-                            Financial Officer, ATSF, TIF & TIS; Sr.
                            ancial Officer                                    Vice President & Treasurer, ATFS, TII,
                                                                              ATFA & ATIS; Vice President, TIM; Asst.
                                                                              Vice President, WRL

*The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of the Fund receives any compensation paid by the Fund.

**Trustees serve an indefinite term until his/her successor is elected or (in some cases) until he/she reaches the mandatory retirement age.

***Elected and serves at the pleasure of the Board of Trustees of the Fund.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to each fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Valuation Committee, Compensation Committee and Proxy Voting Committee.

                                                                                                                  NUMBER OF MEETINGS
                                                                                                                   HELD DURING LAST
      COMMITTEE                        FUNCTIONS                                 MEMBERS                             FISCAL YEAR
      ---------                        ---------                                 -------                             -----------
AUDIT                   Review the financial reporting process,         Peter Brown, Chairman, Janice Case,               2
                        the system of internal control, the             Charles Harris, Daniel Calabria, Leo
                        audit process, and the Transamerica IDEX        Hill & William Short, Jr.
                        process for monitoring compliance with
                        investment restrictions and applicable
                        laws and the Transamerica IDEX Code of
                        Ethics.

NOMINATING              Nominates and evaluates independent             Peter Brown, Chairman; Daniel Calabria;           2
                        Trustee candidates.                             Charles Harris; &William Short, Jr.

COMPENSATION            Reviews compensation arrangements for each      Peter Brown; Daniel Calabria; Russell             1
                        Trustee                                         Kimball; Janice Case; Charles Harris;
                                                                        Leo Hill; William Short, Jr.; & Jack
                                                                        Zimmerman


VALUATION               Determines the value of any of the              Certain officers of Transamerica IDEX             44
                        fund's securities and assets Dor which          and ATFA, who serve at the pleasure of
                        market quotations are not readily               the Board of Trustees
                        available or for which valuation cannot
                        otherwise be provided

PROXY VOTING            Provides the Fund's consent to vote in          Janice Case, Leo Hill & William S
                        matters where the Adviser or Sub-Adviser        hort, Jr.
                        seeks such consent because of a conflict
                        Af interest that arises in connection
                        with a particular vote, or for other
                        reasons. The Proxy Committee also may
                        review the Adviser's and each
                        Sub-Adviser's proxy voting policies and
                        Procedures in lieu of submission of the
                        policies and procedures po the entire
                        Board for approval.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by ATFA (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2003:

                                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
                                   DOLLAR RANGE OF EQUITY              INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN FAMILY OF
 NAME OF TRUSTEE                   SECURITIES IN THE FUNDS                            INVESTMENT COMPANIES
 ---------------                   -----------------------           -------------------------------------------------------------
Peter R. Brown                       Over $100,000                                    Over $100,000
Daniel Calabria (1)                  Over $100,000                                    Over $100,000
Janice B. Case                       Over $100,000                                    Over $100,000
Charles C. Harris (1)                Over $100,000                                    Over $100,000
Leo J. Hill (1)                      Over $100,000                                    Over $100,000
Russell A. Kimball, Jr. (1)          Over $100,000                                    Over $100,000
Thomas P. O'Neill*                   Over $100,000                                    Over $100,000
Brian C. Scott*                      Over $100,000                                    Over $100,000
William W. Short, Jr.                Over $100,000                                    Over $100,000
Jack E. Zimmerman                    Over $100,000                                    Over $100,000

* Interested Trustees as defined in the 1940 Act due to employment with an ATFA affiliate.

(1) A portion of the dollar range of equity securities in the Fund for this Trustee consists of allocations made under the Fund's deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of the fund elected by such Trustee (without the imposition of the sales charge).

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2003 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                                NAME OF OWNERS AND                                TITLE OF     VALUE OF
 NAME OF TRUSTEE              RELATIONSHIPS TO TRUSTEE            COMPANY          CLASS      SECURITIES       PERCENT OF CLASS
 ---------------              ------------------------            -------          -----      ----------       ----------------
Peter R. Brown              Marina D. Brown, Spouse            Transamerica IDEX     A       $1 - $10,000        Less than 1%
Charles C. Harris           N/A                                N/A                   N/A         N/A                 N/A
Russell A. Kimball, Jr.     Martha A. Kimball, Spouse          Transamerica IDEX     N/A         N/A                 N/A
William W. Short, Jr.       Joyce J. Short, Spouse             Transamerica IDEX     A       $1 - $10,000        Less than 1%
Daniel Calabria             N/A                                N/A                   N/A         N/A                 N/A
Janice B. Case              N/A                                N/A                   N/A         N/A                 N/A
Leo J. Hill                 N/A                                N/A                   N/A         N/A                 N/A
Jack E. Zimmerman           Patricia A. Zimmerman, Spouse      Transamerica IDEX     A      Over $100,000        Less than 1%

Disinterested Trustees receive for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the funds, of which the funds pay a pro rata share allocable to each fund based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. The Board's Chairperson receives an additional supplemental annual retainer of $30,000. Each Audit Committee member receives a total of $3,000 per Audit Committee meeting attended in addition to the regular meetings attended; the Audit Committee chairperson receives an additional supplemental attendance fee of $1,000. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of ATFA or AFSG are paid by ATFA and/or AFSG and not by the funds.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Transamerica IDEX and/or ATSF, to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any impact on the funds.

The following table provides compensation amounts paid to Disinterested Trustees of the fund for the fiscal year ended October 31, 2003.

                               COMPENSATION TABLE

                                          AGGREGATE
                                      COMPENSATION FROM                                       TOTAL COMPENSATION PAID TO
                                      TRANSAMERICA IDEX       PENSION OR RETIREMENT          TRUSTEES FROM FUND COMPLEX(2)
NAME OF PERSON, POSITION               MUTUAL FUNDS(1)      BENEFITS ACCRUED AS PART OF              FUND EXPENSES
------------------------               ---------------      ---------------------------              -------------
Peter R. Brown, Trustee               $      46,500         $             -                  $        132,500
Daniel Calabria, Trustee              $      41,500         $        59,145                  $        120,000
Janice Case, Trustee                  $      44,500         $             -                  $        120,000
James L. Churchill, Trustee Emeritus  $       5,000         $         5,000                  $          5,000
Charles C. Harris, Trustee            $      44,500         $        21,000                  $        126,500
Leo Hill, Trustee                     $      38,500         $        62,850                  $        120,000
Russell Kimball, Trustee              $      38,500         $        99,000                  $        120,500
William W. Short, Jr., Trustee        $      44,500         $             -                  $        126,500
Jack E. Zimmerman, Trustee            $      38,500         $             -                  $         38,500
                                      -------------         ---------------                  ----------------
Total:                                $     342,000         $       246,995                  $        909,500
                                      =============         ===============                  ================

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2003 were as follows: Peter R. Brown, $308 ; Daniel Calabria, $59,230; William W. Short, Jr., $0; Charles Harris, $21,000; Russell A. Kimball, Jr., $99,210; Janice B. Case, $0; Leo J. Hill, $63,044; James L. Churchill, $6,395 and Jack E. Zimmerman, $0. (2) The Fund Complex currently consists of Transamerica IDEX, ATSF, TIS and TIF.

The Board of Trustees has adopted a policy whereby any Disinterested Trustee of the fund in office on September 1, 1990 who has served at least three years as a trustee may, subject to certain limitations, elect upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of the fund. While serving as such, a trustee emeritus is entitled to receive from the fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the fund, plus reimbursement of expenses incurred for attendance at Board meetings.

During the fiscal year ended October 31, 2003, the fund paid $342,000 in trustees' fees and expenses and $5,000 trustee emeritus fees or expenses. As of December 31, 2003, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the funds.

                          NET ASSET VALUE DETERMINATION

Net asset value is determined on each day as of the close of the regular session of business on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time, Monday through Friday, except on: (i) days on which changes in the value of portfolio securities will not materially affect the net asset value of shares of the funds; (ii) days during which no shares of a fund are tendered for redemption and no orders to purchase shares of that fund are received; or (iii) customary national holidays on which the Exchange is closed. The per share net asset value of shares of a fund is determined by adding the fund's total assets, subtracting liabilities and dividing by the number of shares outstanding. Investment securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign), or on the NASDAQ National Market. Investment securities traded on the over-the-counter market and listed securities for which no sales are reported for the trading period immediately preceding the time of determination are valued at the last bid price. Foreign currency denominated assets and liabilities are converted into U.S. dollars at the closing exchange rate each day. Other securities for which quotations are not readily available are valued at fair values determined in such manner as a fund's sub-adviser, under the supervision of the Board of Trustees, decides in good faith.

                               PURCHASE OF SHARES

Class I shares of Transamerica IDEX in this prospectus are offered for investment to the following strategic asset allocation funds of AEGON/Transamerica Series Fund, Inc. ("ATSF"): ATSF Asset Allocation - Conservative Portfolio, ATSF Asset Allocation - Growth Portfolio, ATSF Asset Allocation - Moderate Growth Portfolio and ATSF Asset Allocation - Moderate Portfolio. Class I shares are not offered directly to shareholders.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to Transamerica IDEX.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays and weekends); (2) the

SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

                                      TAXES

Each fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not exigible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

A fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a. fail to provide the fund with their correct taxpayer identification number,

b.    fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

                             PRINCIPAL SHAREHOLDERS

      As of September 8, 2004, the Trustees and officers as a group owned less than 1% of any class of each fund's outstanding shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or 5% or more of the outstanding shares of a class of a fund, except as follows:

                                                                                                                 % OF SHARES OF
NAME/ADDRESS                                                      FUND                             CLASS         BENEFICIAL INTEREST

AEGON/Transamerica Fund Advisers Seed Money Account   TA IDEX Clarion Real Estate Securities         C                30.97%
Clearwater, FL

AEGON/Transamerica Fund Advisers Seed Money Account   TA IDEX PIMCO Real Return TIPS                 C                28.21%
St. Petersburg, FL

AEGON/Transamerica Fund Advisers Seed Money Account   TA IDEX PIMCO Total Return                     C                14.33%
Clearwater, FL

AEGON/Transamerica Fund Advisers Seed Money Account   TA IDEX T. Rowe Price Health Sciences          C                29.36%
Clearwater, FL

AEGON/Transamerica Fund Advisers Seed Money Account   TA IDEX T. Rowe Price Health Sciences          C                 8.50%
Clearwater, FL

AEGON/Transamerica Fund Advisers Seed Money Account   TA IDEX Transamerica Convertible Securities    C                32.15%
St. Petersburg, FL

Amas Bank                                             TA IDEX Templeton Great Companies Global       A                 6.81%
Switzerland

Anthony Stachowski                                    TA IDEX Transamerica Convertible Securities    C                11.92%
Mantua, OH

                                                                                                   % OF SHARES OF BENEFICIAL
NAME/ADDRESS                                         FUND                                 CLASS            INTEREST
Brown, Berardini & Dunning                           TA IDEX T. Rowe Price Health           C                 6.64%
Denver, CO                                           Sciences

D.A. Davidson & Co., Inc.                            TA IDEX Clarion Real Estate            C                 6.70%
Great Falls, MT                                      Securities

D.A. Davidson & Co., Inc.                            TA IDEX Clarion Real Estate            C                 5.53%
Great Falls, MT                                      Securities

D.A. Davidson & Co., Inc.                            TA IDEX Clarion Real Estate            C                 5.06%
Great Falls, MT                                      Securities

D.A. Davidson & Co., Inc.                            TA IDEX Clarion Real Estate            C                21.26%
Great Falls, MT                                      Securities

D.A. Davidson & Co., Inc.                            TA IDEX Clarion Real Estate            C                 5.00%
Great Falls, MT                                      Securities

Elizabeth Swailes                                    TA IDEX American Century               C                 6.37%
Oxford, OH                                           International

First Clearing Corp.                                 TA IDEX Federated Tax Exempt           C                 5.08%
Reno, NV

First Clearing, LLC                                  TA IDEX Transamerica Convertible       C                 9.68%
Haines City, FL                                      Securities

Frederick Riley                                      TA IDEX Asset Allocation -             C                 7.21%
Rockford, MI                                         Conservative Portfolio

Gary D. Lindsey IRA                                  TA IDEX T. Rowe Price Health           C                 5.43%
Leon, IA                                             Sciences

Gopal Badlani                                        TA IDEX T. Rowe Price Health           C                 5.73%
Syosset, NY                                          Sciences

Helen M. Kontnier TOD                                TA IDEX Transamerica Convertible       C                 6.72%
Middletown, OH                                       Securities

Johanna K. Black                                     TA IDEX T. Rowe Price Small Cap        C                 5.29%
Boston, MA

Kathleen Tamuccio                                    TA IDEX Transamerica                   C                16.99%
Pelham Manor, NY                                     Convertible Securities

Kathleen Tamuccio                                    TA IDEX Transamerica Flexible          C                 6.77%
Pelham Manor, NY                                     Income

Legg Mason Wood Walker, Inc.                         TA IDEX PIMCO Total Return             C                22.53%
Baltimore, MD

LPL Financial Services                               TA IDEX American Century               C                 5.62%
San Diego, CA                                        International

LPL Financial Services                               TA IDEX PIMCO Real Return TIPS         C                 8.96%
San Diego, CA

                                                                                                   % OF SHARES OF BENEFICIAL
NAME/ADDRESS                                 FUND                                         CLASS            INTEREST
LPL Financial Services                               TA IDEX PIMCO Real Return TIPS         C                  6.13%
San Diego, CA

LTQ Investments                                      TA IDEX Money Market                   C                  6.26%
Port Clinton, OH

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX American Century Large         C                 20.57%
Jacksonville, FL                                     Company Value

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -             A                  8.15%
Jacksonville, FL                                     Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -             B                  7.67%
Jacksonville, FL                                     Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -             C                 22.47%
Jacksonville, FL                                     Conservative Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -             A                  8.46%
Jacksonville, FL                                     Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -             B                 11.57%
Jacksonville, FL                                     Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -             C                 26.85%
Jacksonville, FL                                     Moderate Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -             A                  9.17%
Jacksonville, FL                                     Moderate Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -             B                 11.13%
Jacksonville, FL                                     Moderate Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation -             C                 27.69%
Jacksonville, FL                                     Moderate Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation  -            A                 13.73%
Jacksonville, FL                                     Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation  -            B                 10.57%
Jacksonville, FL                                     Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Asset Allocation  -            C                 28.10%
Jacksonville, FL                                     Growth Portfolio

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Clarion Real Estate            C                  8.28%
Jacksonville, FL                                     Securities

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Federated Tax Exempt           C                 31.43%
Jacksonville, FL

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Great Companies -              C                  8.94%
Jacksonville, FL                                     Technology(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Great Companies -              A                  8.42%
Jacksonville, FL                                     America(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Great Companies -              B                 11.84%
Jacksonville, FL                                     America(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Great Companies -              C                 15.49%
Jacksonville, FL                                     America(SM)

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX PIMCO Real Return TIPS         C                 32.29%
Jacksonville, FL

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX PIMCO Total Return             C                  8.56%
Jacksonville, FL

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX T. Rowe Price Health           C                 14.17%
Jacksonville, FL                                     Sciences

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica                   C                 34.35%
Jacksonville, FL                                     Conservative High-Yield Bond

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica Convertible       C                 10.06%
Jacksonville, FL                                     Securities

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica Equity            C                  6.10%
Jacksonville, FL

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica Flexible          C                  8.66%
Jacksonville, FL                                     Income

Merrill Lynch Pierce Fenner & Smith, Inc.            TA IDEX Transamerica Small/Mid         C                  8.66%
Jacksonville, FL                                     Cap Value

Mesirow Financial, Inc.                              TA IDEX PIMCO Total Return             C                  5.67%
Chicago, IL

Pershing LLC                                         TA IDEX American Century               C                  5.07%
Jersey City, NJ                                      International

Pershing LLC                                         TA IDEX Clarion Real Estate            C                  7.29%
Jersey City, NJ                                      Securities

Pershing LLC                                         TA IDEX Great Companies -              C                  6.31%
Jersey City, NJ                                      Technology(SM)

Pershing LLC                                         TA IDEX Transamerica Convertible       C                 21.17%
Jersey City, NJ                                      Securities

Raymond James & Associates, Inc.                     TA IDEX PIMCO Real Return TIPS         C                 14.91%
St. Petersburg, FL

Richard Ulmer                                        TA IDEX PIMCO Real Return TIPS         C                 20.76%
Villa Park, CA

Stephen P. Elias                                     TA IDEX Federated Tax Exempt           M                 11.43%
Amherst, NH

Stephens, Inc.                                       TA IDEX T. Rowe Price Health           C                  9.41%
Little Rock, AR                                      Sciences

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX American Century Large         A                 10.23%
Investment Account                                   Company Value
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Great Companies -              A                  6.23%
Investment Account                                   Technology(SM)
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX PIMCO Total Return             A                 20.05%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Salomon Investors Value        A                  6.63%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX T. Rowe Price Health           A                  9.58%
Investment Account                                   Sciences
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX T. Rowe Price                  A                 34.06%
Investment Account                                   Tax-Efficient Growth
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Transamerica                   A                 20.98%
Investment Account                                   Conservative High-Yield Bond
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Transamerica Flexible          A                 17.79%
Investment Account                                   Income
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Clarion Real Estate            A                 18.67%
Investment Account                                   Securities
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Transamerica Convertible       C                 23.81%
Investment Account                                   Securities
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative Portfolio    TA IDEX Transamerica Money Market      A                 14.17%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX American Century               A                 26.29%
Investment Account                                   International
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Janus Growth                   A                  5.36%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Salomon All Cap                A                 26.00%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Salomon Investors Value        A                 26.73%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX T. Rowe Price Health           A                 22.37%
Investment Account                                   Sciences
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Templeton Great                A                 11.56%
Investment Account                                   Companies Global
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Transamerica Equity            A                 21.25%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Transamerica Growth            A                 21.03%
Investment Account                                   Opportunities
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Transamerica Small/Mid         A                 31.62%
Investment Account                                   Cap Value
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Clarion Real Estate            A                  7.66%
Investment Account                                   Securities
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Great Companies -              A                 24.49%
Investment Account                                   Technology(SM)
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX Jennison Growth                A                 64.70%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth Portfolio          TA IDEX T. Rowe Price Small Cap        A                 29.37%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX American Century               A                 46.94%
Portfolio Investment Account                         International
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Janus Growth                   A                  5.67%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Marsico Growth                 A                 37.60%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX PIMCO Total Return             A                 30.59%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Salomon All Cap                A                 14.71%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Salomon Investors Value        A                 40.02%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX T. Rowe Price Health           A                 36.57%
Portfolio Investment Account                         Sciences
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Templeton Great                A                 17.05%
Portfolio Investment Account                         Companies Global
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica                   A                 24.79%
Portfolio Investment Account                         Conservative High-Yield Bond
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Equity            A                 13.34%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Equity            A                 21.45%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Flexible          A                 17.39%
Portfolio Investment Account                         Income
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Small/Mid         A                 34.90%
Portfolio Investment Account                         Cap Value
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX American Century Large         A                 51.75%
Portfolio Investment Account                         Company Value
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Clarion Real Estate            A                 29.57%
Portfolio Investment Account                         Securities
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Great Companies -              A                 40.10%
Portfolio Investment Account                         Technology(SM)
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX PIMCO Real Return TIPS         A                 26.61%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Salomon All Cap                A                 39.99%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX T. Rowe Price Small Cap        A                 41.60%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Convertible       A                 30.46%
Portfolio Investment Account                         Securities
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Growth           TA IDEX Transamerica Money Market      A                 14.68%
Portfolio Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX American Century               A                 18.67%
Investment Account                                   International
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Marsico Growth                 A                 29.91%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX PIMCO Total Return             A                 36.52%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Salomon Investors Value        A                 23.49%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX T. Rowe Price Health           A                 29.13%
Investment Account                                   Sciences
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica                   A                 41.31%
Investment Account                                   Conservative High-Yield Bond
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica Growth            A                 14.87%
Investment Account                                   Opportunities
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica Small/Mid         A                 20.08%
Investment Account                                   Cap Value
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX American Century Large         A                 29.19%
Investment Account                                   Company Value
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Clarion Real Estate            A                 40.99%
Investment Account                                   Securities
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Great Companies -              A                 20.37%
Investment Account                                   Technology(SM)
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX PIMCO Real Return TIPS         A                 46.83%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX T. Rowe Price Small Cap        A                 17.79%
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica Convertible       A                 42.79%
Investment Account                                   Securities
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica Flexible          A                 29.40%
Investment Account                                   Income
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate Portfolio        TA IDEX Transamerica Money Market      A                 21.81%
Investment Account
St. Petersburg, FL

Terry Lester & Gayla Lester                          TA IDEX PIMCO Real Return TIPS         B                  7.03%
Bradyville, TN

Wachovia Securities, LLC                             TA IDEX T. Rowe Price Small Cap        C                  5.55%
San Diego, CA

Wilfred Krech & Mary Krech                           TA IDEX T. Rowe Price Health           C                 15.02%
Inver Grove Heights, MN                              Sciences

                                 MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica IDEX, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.

On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding Transamerica IDEX shares. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 101 E. Kennedy Blvd., Suite 1500, Tampa, Florida 33602-4319 serves as an independent registered certified public accounting firm for Transamerica IDEX.

CODES OF ETHICS

Transamerica IDEX, ATFA, each sub-adviser and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, ATFA, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of ATFA and each sub-adviser are attached hereto as Appendix A.

Transamerica IDEX will be required to file new SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX was made on August 31, 2004, for the 12 month-period ending June 30 2004. The Form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and
(2) on the SEC's website at www.sec.gov.

TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to AEGON/Transamerica Fund Advisers, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.

REGISTRATION STATEMENT

This SAI and the Transamerica IDEX prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which Transamerica IDEX has filed with the SEC, Washington, D.C. under the 1933 Act and the 1940 Act, to which reference is hereby made.

                            PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                               P(1 + T)(n) = ERV

Where:

      P =     a hypothetical initial payment of $1,000,

      T =     the average annual total return,

      n =     the number of years, and

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

Each fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(D)

Where:

      P =     a hypothetical initial payment of $1,000,
      T =     the average annual total return (after taxes on distributions),
      n =     the number of years, and
ATV(D) =      ending value of a hypothetical $1,000 payment made at the
              beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P(1 + T)(n) = ATV(DR)

Where:

      P =     a hypothetical initial payment of $1,000,
      T =     the average annual total return (after taxes on distributions),
      n =     the number of years, and
ATV(DR) =     ending value of a hypothetical $1,000 payment made at the
              beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF APRIL 30, 2004

The past performance information included in this SAI is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the classes do not have the same expenses. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

                                       TA IDEX TRANSAMERICA CONSERVATIVE HIGH
                                                     YIELD BOND                      TA IDEX TRANSAMERICA FLEXIBLE INCOME(1)
                                       --------------------------------------        ---------------------------------------
                                                         A                                             A
INCEPTION DATE                                       06/14/1985                                    06/29/1987
SALES CHARGE                                           4.75%                                          4.75%
12b-1 FEE                                              0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                 5.43%                                         -2.96%
5 years                                                3.99%                                          4.46%
10 years                                               6.34%                                          6.43%
Life of Fund                                           8.40%                                          7.16%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                10.69%                                          1.88%
5 years                                                5.00%                                          5.49%
10 years                                               6.86%                                          6.95%
Life of Fund                                           8.68%                                          7.47%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                10.69%                                          1.88%
5 years                                               27.64%                                         30.61%
10 years                                              94.12%                                         95.81%
Life of Fund                                         381.63%                                        236.25%

                                       TA IDEX PIMCO REAL RETURN TIPS (2)              TA IDEX T. ROWE PRICE HEALTH SCIENCES
                                       ----------------------------------              -------------------------------------
                                                         A                                              A
INCEPTION DATE                                       03/01/2003                                    03/01/2002
SALES CHARGE                                           4.75%                                          5.50%
12B-1 FEE                                              0.35%                                          0.35%
AVERAGE ANNUAL TOTAL RETURN (POP)
   INCLUDING SALES CHARGE:
1 year                                                 0.85%                                         28.20%
5 years                                                 N/A                                            N/A
Life of Fund                                          -0.92%                                          5.55%
AVERAGE ANNUAL TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                 5.88%                                         35.66%
5 years                                                 N/A                                            N/A
Life of Fund                                           3.29%                                         35.66%
CUMULATIVE TOTAL RETURN
   WITHOUT DEDUCTION OF SALES CHARGE:
1 year                                                 5.88%                                         35.66%
5 years                                                 N/A                                            N/A
Life of Fund                                           3.85%                                         18.97%

-------------------------
(1) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(2) Since inception on March 1, 2003.

AFTER TAX PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*                   1 YEARS        5 YEARS       10 YEARS       LIFE OF FUND
                                                                    -------        -------       --------       ------------
TA IDEX TRANSAMERICA FLEXIBLE INCOME(1)

Class A Return before taxes                                         -2.96%          4.46%          6.43%            7.16%
        Return after taxes on distributions**                       -4.57%          2.47%          4.07%            4.50%
        Return after taxes on distributions & sale of
        Fund shares**                                               -1.81%          2.56%          4.00%            4.49%
                                                                     ----           ----           ----             ----
LBGC CLASS A (reflects no deduction for fees, expenses, or taxes)    1.80%          6.84%          7.40%            8.15%

                                                                                    LIFE OF
AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*                       1 YEAR        FUND
                                                                        ------      -------
TA IDEX PIMCO REAL RETURN TIPS (2)

Class A Return before taxes                                              0.85%       -0.92%
        Return after taxes on distributions**                            0.22%       -1.54%
        Return after taxes on distributions & sale of Fund
        shares**                                                         0.55%       -1.14%
                                                                         ----         ----
LBGUST (reflects no deduction for fees, expenses, or taxes)              5.73%        3.20%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*                  1 YEAR      LIFE OF FUND
                                                                   ------      ------------
TA IDEX T. ROWE PRICE HEALTH SCIENCES

Class A Return before taxes                                         28.20%         5.55%
        Return after taxes on distributions**                       27.98%         5.47%
        Return after taxes on distributions & sale of
        Fund shares**                                               18.37%         4.70%
                                                                    -----          ----
S&P 500 (reflects no deduction for fees, expenses, or taxes)        22.87%         1.75%

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2004*                   1 YEARS        5 YEARS       10 YEARS       LIFE OF FUND
                                                                    -------        -------       --------       ------------
TA IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

Class A Return before taxes                                          5.43%          3.99%         6.34%            8.40%
        Return after taxes on distributions**                        3.32%          1.24%         3.31%            4.99%
        Return after taxes on distributions & sale of
        Fund shares**                                                3.48%          1.65%         3.50%            5.09%
                                                                    -----           ----          ----             ----
MLHYCP (reflects no deduction for fees, expenses, or taxes)         14.37%          5.23%         7.75%            9.79%

      Standard and Poor's 500 Composite Stock Index (S&P 500)

      Lehman Brothers Global Real U.S. TIPS Index (LBGUST)

      Lehman Brothers U.S. Government/Credit Index (LBGC)

      Merrill Lynch High Yield Cash Pay Index (MLHYCP)

  * Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax exempt or tax deferred account. After-tax returns are presented for only one class, Class A shares, and returns for other classes will vary.

  ** The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(1) Information included is for IDEX Janus Flexible Income, as that fund was restructured as TA IDEX Transamerica Flexible Income on March 1, 2004.

(2) Since inception on March 1, 2003.

The current yield for a particular class of shares of each of TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Conservative High-Yield Bond is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the fund's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses excluding reductions for affiliated brokerage and custody earnings credits accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result. Information is not included for Class I shares at this time, as they commenced operations November 8, 2004.

TA IDEX TRANSAMERICA MONEY MARKET PERFORMANCE

From time to time, Transamerica IDEX may advertise performance for TA IDEX Transamerica Money Market, including "yield." This figure is based upon historical earnings and is not representative of the future performance of the fund. The yield of the fund refers to the net investment income generated by a hypothetical investment in the fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment.

The fund's seven-day yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the fund as follows: The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculations.

The fund's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1) 365/7-1. The fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1) 365/30-1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage on the increased dollar value of the hypothetical investment over the period.

Information is not included for Class I shares as they commenced operations on November 8, 2004.

From time to time in advertisements or sales material, a fund may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services or by publications of general interest such as Wall Street Journal, Boston Globe, New York Times, Los Angeles Times, Christian Science Monitor, USA Today, Tampa Tribune, St. Petersburg Times, Financial Times, Hartford Current, International Herald Tribune, Investor's Business Daily, Boston Herald, Washington Post, Kiplinger's Washington Letter, Kiplinger's Tax Report, Kiplinger's Personal Finance Magazine, Barron's, Business Week, Financial Services Week, National Underwriter, Time, Newsweek, Pensions & Investments, U.S. News and World Report, Morningstar Mutual Fund Values, Economist, Bank Letter, Boston Business Journal, Research Recommendations, Facs of the Week, Money, Modern Maturity, Forbes, Fortune, Financial Planner, American Banker, U.S. Banker, ABA Banking Journal, Institutional Investor (U.S./Europe), Registered Representative, Independent Agent, American Demographics, Trusts & Estates, Credit Union Management, Personal Investor, New England Business, Business Month, Gentlemen's Quarterly, Employee Research Report, Employee Benefit Plan Review, ICI Mutual Fund News, Succeed, Johnson Charts, Weisenberger Investment Companies Service, Mutual Fund Quarterly, Financial World Magazine, Consumer Reports, Babson-United Mutual Fund Selector and Mutual Fund Encyclopedia (Dearborn Financial Publishing). A fund may also advertise non-standardized performance information which is for a period in addition to those required to be presented, or which provides actual year-by-year return, or any combination thereof, or both. In addition, a fund may, as appropriate, compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index. A fund may also advertise various methods of investing including, among others, dollar cost averaging and may use compounding illustrations to show the results of such investment methods. Transamerica IDEX or its Distributor may also from time to time in advertisements or sales material present tables or other information comparing tax-exempt yields to the equivalent taxable yields.

                              FINANCIAL STATEMENTS

Financial statements for Class I shares of the funds are not included in this SAI, as Class I shares commenced operations on November 8, 2004.

                                   APPENDIX A

AEGON/TRANSAMERICA FUND ADVISERS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("ATFA PROXY POLICY")

PURPOSE. The ATFA Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and ATFA's fiduciary and other duties to its clients. The purpose of the ATFA Proxy Policy is to ensure that where ATFA exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to ATFA clients exercise voting authority with respect to ATFA client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the ATFA client.

ATFA'S ADVISORY ACTIVITIES. ATFA acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc. and AEGON/Transamerica Series Fund, Inc. (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, ATFA has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between ATFA and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). ATFA serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE ATFA PROXY POLICY. ATFA delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). ATFA will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that ATFA is called upon to exercise voting authority with respect to client securities, ATFA generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if ATFA believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, ATFA will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. ATFA delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. ATFA will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

INITIAL REVIEW. On or before July 1, 2003, the Proxy Administrator will collect from each Sub-Adviser:

-   its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to ATFA making a recommendation to the Board. In conducting its review, ATFA recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

      -whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

      -whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

      -whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- ATFA will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
    Section V.B.2.

- ATFA will follow the same procedure in connection with the engagement of any new Sub-Adviser.

-   Subsequent Review

- ATFA will request that each Sub-Adviser provide ATFA with prompt notice of any material change in its Sub-Adviser Proxy Policy. ATFA will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, ATFA will request that each Sub-Adviser provide ATFA with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by ATFA and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

ATFA EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If ATFA is called upon to exercise voting authority on behalf of a Fund client, ATFA will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that ATFA agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, ATFA believes that the recommendation is not in the best interests of the Fund client, ATFA will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between ATFA or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to ATFA's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by ATFA and operated, in whole or in part, as a "fund of funds", ATFA will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, ATFA will seek Board (or Committee) consent with respect to ATFA's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN ATFA OR ITS AFFILIATES AND THE FUNDS. The ATFA Proxy Voting Policy addresses material conflicts that may arise between ATFA or its affiliates and the Funds by, in every case where ATFA exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause ATFA to maintain the following records:

-   the ATFA Proxy Voting Policy; and

-   records of Fund client requests for ATFA proxy voting information.

RECORDS FOR ATFA EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if ATFA exercises proxy voting authority pursuant to Section VI above, ATFA, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-   records of votes cast by ATFA; and

- copies of any documents created by ATFA that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause ATFA and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-   each Sub-Adviser Proxy Policy; and

-   the materials delineated in Article V above.

If ATFA utilizes the services of a third party for maintaining the records above specified, ATFA shall obtain an undertaking from the third party that it will provide the records promptly upong request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of ATFA.

PROVISION OF ATFA PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the ATFA Proxy Policy at least once each calendar year.

AEGON USA INVESTMENT MANAGEMENT, LLC

Not Applicable

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

T. ROWE PRICE ASSOCIATES, INC.

     PROXY VOTING POLICIES AND PROCEDURES - RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

                   ADMINISTRATION OF POLICIES AND PROCEDURES

PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

INVESTMENT SUPPORT GROUP. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

                 HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to
T. Rowe Price upon request.

VOTE DETERMINATION ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

      -     Corporate environmental practices;

      -     Board diversity;

      -     Employment practices and employment opportunity;

      -     Military, nuclear power and related energy issues;

      - Tobacco, alcohol, infant formula and safety in advertising practices;

      -     Economic conversion and diversification;

      -     International labor practices and operating policies;

      -     Genetically-modified foods;

      -     Animal rights; and

      -     Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym:
TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION. Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy

Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between

T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

REPORTING. Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

TRANSAMERICA INVESTMENT MANGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Schedule A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Schedule B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                  SCHEDULE A

                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                  SCHEDULE B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

                Institutional Shareholder Services, Inc. ("ISS")

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A shareholder may obtain information on proxy voting by Transamerica IDEX by calling 1-888-233-4339.